Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MONTHLY OPERATING REPORT

For the Period August 1, 2015 through August 31, 2015

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Attestation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Reconciliations	MOR-1a			X
Bank Account Balances	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephen M. Jones	September 29, 2015
Signature of Authorized Individual*	Date

Stephen M. Jones	Executive VP, CFO, and Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In. Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

General Notes

1.	Introduction

On March 10, 2015 (the “Commencement Date”), Allied Nevada Gold Corp. (“Allied”) and certain affiliates (collectively with Allied, the “Debtors”), each filed a voluntary petition for relief commencing cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to Bankruptcy Code sections 1107 and 1108. On March 19, 2015, the United States Trustee for the District of Delaware appointed a statutory committee of creditors pursuant to Bankruptcy Code section 1102(a) and 1102(b). On April 10, 2015, the U.S. Trustee appointed a statutory committee of equity security holders pursuant to Bankruptcy Code section 1102. Information contained herein may differ from that contained in the pleadings filed by the Debtors on the Commencement Date due to more accurate information having become available since the Commencement Date.

2.	GAAP

The financial statements and supplemental information contained herein are preliminary and unaudited, and may not comply with generally accepted accounting principles in the United States of America (“GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent information for the Debtors only and exclude all non-Debtor affiliates.

The unaudited financial statements have been derived from the Debtors’ books and records. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP. Upon application of such procedures, the Debtors believe that the financial information could be subject to change, which could be material. The information furnished in this report includes primarily normal recurring adjustments but does not include all adjustments that would typically be made for financial statements in accordance with GAAP.

3.	General Methodology

The Debtors prepared this Monthly Operating Report (“MOR”) relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

4.	Past Performance

The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

5.	Prepetition vs. Postpetition Liabilities

The Debtors allocated liabilities between prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of August 2015. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate.

6.	Insurance

To the best of the Debtors’ knowledge, all premiums for insurance policies are current.

7.	Book Value of Assets

Unless otherwise indicated, the values for the assets contained in this MOR are book values as of the end of August 2015. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. Thus, unless otherwise noted, this MOR reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of August 2015 and are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset herein.

8.	Liabilities Subject to Compromise

As a result of commencing the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 reorganization plan. Generally, actions to enforce or otherwise effect payment of prepetition liabilities are stayed.

The filing of the Chapter 11 Cases constituted an event of default under, or otherwise triggered repayment obligations with respect to, a number of debt instruments and agreements relating to direct and indirect financial obligations of the Debtors (collectively, the “Prepetition Debt”). As a result, obligations under the Prepetition Debt became automatically and immediately due and payable. The Debtors believe that any efforts to enforce the payment obligations under the Prepetition Debt have been stayed as a result of the filing of the Chapter 11 Cases. However, the automatic stay has been lifted in the following situations:

a.	Atlas Copco, lessor of certain drill rigs, has been granted the right to repossess the drill rigs which secured the related capital lease obligations of the Debtors. Atlas Copco has been granted an allowed secured claim for the sale price of the drill rigs (the “Atlas Allowed Secured Claim”), which Atlas Allowed Secured Claim is a Class 3 Other Secured Claim as set forth in the Amended Plan and which shall be fully and finally satisfied by the return of the drill rigs. Atlas Copco shall not be entitled to any other or further distribution from the Debtors and their estates on account of the Atlas Allowed Secured Claim.

b.	Caterpillar Financial Services Corporation (“CAT”), lessor of certain mining equipment, has been granted the right to repossess the identified mining equipment which secured the related term loan and capital lease obligations of the Debtors. CAT has been granted an allowed secured claim for the sale prices of the identified mining equipment (the “CAT Allowed Secured Claim”), which CAT Allowed Secured Claim is a Class 3 Other Secured Claim as set forth in the Amended Plan and which shall be fully and finally satisfied by the surrender of the identified mining equipment. CAT shall not be entitled to any other or further distribution from the Debtors and their estates on account of the CAT Allowed Secured Claim.

c.	Bank of America Leasing & Capital, LLC , People’s Capital and Leasing Corp., MB Financial Bank, N.A., Key Equipment Finance, a division of KeyBank National, Washington Federal, a national banking association, and Western Alliance Bank d/b/a Alliance Bank of Arizona (all of the foregoing, collectively, the “BAL Group”), lessors of certain mining equipment, have been granted the right to repossess the identified mining equipment which secured the related capital lease obligations of the Debtors. The BAL Group has been granted an allowed secured claim for the sale prices of the identified mining equipment (the “BAL Allowed Secured Claim”), which BAL Allowed Secured Claim is a Class 3 Other Secured Claim as set forth in the Amended Plan and which shall be fully and finally satisfied by the surrender of the identified mining equipment. The BAL Group shall not be entitled to any other or further distribution from the Debtors and their estates on account of the BAL Allowed Secured Claim.

d.	Bridge Capital Leasing, LLC, lessor of certain haul trucks, has been granted the right to repossess the haul trucks which secured the related capital lease obligations of the Debtors. Bridge Capital Leasing, LLC has been granted an allowed secured claim for the sale price of the haul trucks (the “Bridge Capital Allowed Secured Claim”), which Bridge Capital Allowed Secured Claim is a Class 3 Other Secured Claim as set forth in the Amended Plan and which shall be fully and finally satisfied by the surrender of the haul trucks. Bridge Capital Leasing, LLC shall not be entitled to any other or further distribution from the Debtors and their estates on account of the Bridge Capital Allowed Secured Claim.

e.	The CIT Group/Equipment Financing, Inc. and CIT Finance LLC (“CIT”), lessor of certain haul trucks, has been granted the right to repossess the haul trucks which secured the related capital lease obligations of the Debtors. CIT has been granted an allowed secured claim for the sale price of the haul trucks (the “CIT Allowed Secured Claim”), which CIT Allowed Secured Claim is a Class 3 Other Secured Claim as set forth in the Amended Plan and which shall be fully and finally satisfied by the surrender of the haul trucks. CIT shall not be entitled to any other or further distribution from the Debtors and their estates on account of the CIT Allowed Secured Claim.

f.	Capital One Equipment Finance Corp. f/k/a All Points Capital Corp. (“Capital One”), lessor of a certain hydraulic mining shovel, has been granted the right to repossess the hydraulic mining shovel which secured the related capital lease obligations of the Debtors. Capital One has been granted an allowed secured claim for the sale price of the hydraulic mining shovel (the “Capital One Allowed Secured Claim”), which Capital One Allowed Secured Claim is a Class 3 Other Secured Claim as set forth in the Amended Plan and which shall be fully and finally satisfied by the surrender of the hydraulic mining shovel. Capital One shall not be entitled to any other or further distribution from the Debtors and their estates on account of the Capital One Allowed Secured Claim.

The Debtors are currently discussing with their other lessors the return of certain additional equipment and expect to enter into similar arrangements to those outlined above with respect to the mining equipment that secures the related capital lease obligations.

9.	Liabilities Not Subject to Compromise

The Debtors have been paying and intend to continue to pay undisputed postpetition claims in the ordinary course of business.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS1

For the Period August 1, 2015 through August 31, 2015

	Bank Accounts		Current Month	Cumulative Filing to Date
	Hycroft Resources & Development Inc.	Allied Nevada Gold Corp.	ACTUAL	ACTUAL
CASH BEGINNING OF PERIOD	1,545,750.19	9,789,684.55	11,335,434.74	3,722,605.63

RECEIPTS
CASH SALES	10,044,237.36		10,044,237.36	68,825,221.95
ACCOUNTS RECEIVABLE	2,569,646.65		2,569,646.65	11,125,452.00
TRANSFERS BETWEEN ACCOUNTS	0.00	0.00	0.00	0.00
SALE OF ASSETS	3,099,980.00	139,650.00	3,239,630.00	20,739,630.00
OTHER (ATTACH LIST)			0.00	1,749,579.93
TRANSFERS (FROM DIP ACCTS)			0.00	60,000,162.38

TOTAL RECEIPTS	15,713,864.01	139,650.00	15,853,514.01	162,440,046.26

DISBURSEMENTS
NET PAYROLL	1,650,536.58	234,120.70	1,884,657.28	11,674,515.84
PAYROLL TAXES	708,857.97	96,970.17	805,828.14	4,892,868.71
BENEFITS (INS, 401K, FSA)	199,576.21	487,989.75	687,565.96	4,901,828.86
SALES, USE, & OTHER TAXES	321,933.68	8,138.27	330,071.95	1,573,877.15
SECURED/ RENTAL/ LEASES	2,804,171.52		2,804,171.52	16,581,112.22
BANK FEES (INCLUDING DIP FEES)		3,600.37	3,600.37	847,575.71
LOAN INTEREST		918,040.05	918,040.05	3,150,913.71
VENDOR DISBURSEMENTS	7,088,883.87	1,332,405.64	8,421,289.51	84,314,967.84
OTHER (ATTACH LIST)	635,990.26	139,650.00	775,640.26	18,592,640.26
TRANSFERS (TO DIP ACCTS)			0.00	0.00
PROFESSIONAL FEES		4,807,781.45	4,807,781.45	13,807,849.33
U.S. TRUSTEE QUARTERLY FEES			0.00	74,200.00
COURT COSTS			0.00	0.00

TOTAL DISBURSEMENTS	13,409,950.09	8,028,696.40	21,438,646.49	160,412,349.63

NET CASH FLOW	2,303,913.92	-7,889,046.40	-5,585,132.48	2,027,696.63
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF PERIOD	3,849,664.11	1,900,638.15	5,750,302.26	5,750,302.26

[1]	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Victory Gold Inc., Allied Nevada Gold Holdings LLC, Allied VGH Inc., Allied VNC Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortez LLC, and ANG Central LLC.

THE FOLLOWING SECTION MUST BE COMPLETED

Allied Nevada Gold Corp.

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	8,028,696.40
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	8,028,696.40

Hycroft Resources & Development, Inc.

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	13,409,950.09
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	13,409,950.09

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS - OTHER EXPLANATIONS

For the Period August 1, 2015 through August 31, 2015

BREAKDOWN OF “OTHER” CATEGORY	Current Month	Cumulative Filing to Date
Hycroft Resources & Development, Inc. Other Deposits
United States Treasury	0.00	1,161.47
Napa Rebate	0.00	4,214.06
Southwest Gas Refund	0.00	169.13
ADP Payroll Refund	0.00	1,033.16
Northern Nevada Recycling Inc.	0.00	3,267.50

	0.00	9,845.32

Allied Nevada Gold Corp. Other Deposits
United States Treasury	0.00	5,470.55
Discovery Benefits Cobra Reimbursements	0.00	1,594.60
Advanced Mineral Royalty Receipt	0.00	3,000.00
National Bank of Canada Interest	0.00	165.05
Transfer from Adequate Insurance Account	0.00	309,000.00
NV Energy Refund	0.00	5.09
Fedex Refund	0.00	64.88
Discovery Benefits-COBRA Payment	0.00	1,594.60
Nevada Net Proceeds Tax Refund	0.00	1,418,839.84

	0.00	1,739,734.61

Allied Nevada Gold Corp. Other Disbursements
Transfer to Adequate Insurance Account	0.00	317,000.00
Transfer to Restricted Cash Account	0.00	17,500,000.00
Secured Obligations Repaid from Sale of Two Blast Hole Drills	139,650.00	139,650.00

	139,650.00	17,956,650.00

Hycroft Resources & Development, Inc. Other Disbursements
Secured Obligations Repaid from Sale of Two Haul Trucks	635,990.26	635,990.26

	635,990.26	635,990.26

September 29, 2015

Office of the United States Trustee

Subject: Attestation Regarding Bank Account Reconciliations

The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all reconciliations.

The Debtors have, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of the bank account statements and reconciliations are available for inspection upon request by the office of the United States Trustee.

/s/ Stephen M. Jones
Name:	Stephen M. Jones
Position:	Executive Vice President, Chief Financial Officer and Secretary

Sworn to and Subscribed
Before me on this 29th
Day of September, 2015

/s/ Jacqueline Martinez
Notary Public

My Commission Expires: 2-2-2019

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1a

SCHEDULE OF BANK ACCOUNTS AND BALANCES

As of August 31, 2015

Case #	Related Entity	Bank Name	Bank Account Ending In:	Balance[1]
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	6528	0.00
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	6536	1,891,638.15
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	9536	9,000.00
15-10503	Allied Nevada Gold Corp.	Scotiabank	1210	0.00
15-10514	Hycroft Resources & Development, Inc.	Wells Fargo Bank	6544	0.00
15-10514	Hycroft Resources & Development, Inc.	Wells Fargo Bank	6551	3,849,664.11

			Total	5,750,302.26

15-10503	Allied Nevada Gold Corp. - restr. cash	Wells Fargo Bank	9615	0.00

[1]	Book balance per the Debtors’ general ledger.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1b

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

For the Period August 1, 2015 through August 31, 2015

Payee	Period Covered	Amount Approved		Check		Current Month		Cumulative Filing to Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses
Stroock & Stroock & Lavan	6/01/2015 - 6/30/2015	667,091.17	Allied Nevada	52263	8/17/2015	661,147.50	5,943.67
								2,902,512.25	17,493.02
Wachtell, Lipton, Rosen, & Katz	7/01/2015 - 7/31/2015	145,439.02	Allied Nevada	52264	8/17/2015	145,439.02	0.00
								716,832.76	9,476.84
RPA Advisors LLC	6/01/2015 - 6/30/2015	144,559.60	Allied Nevada	52249	8/12/2015	144,138.00	421.60
	7/01/2015 - 7/31/2015	87,798.46	Allied Nevada	52294	8/25/2015	87,727.75	70.71
								705,801.75	10,177.34
Houlihan Lokey Capital Inc.	6/24/2015 - 7/23/2015	125,262.67	Allied Nevada	52248	8/12/2015	125,000.00	262.67
								650,000.00	12,298.71
Paul Hastings LLP	6/01/2015 - 7/25/2015	187,290.75	Allied Nevada	52246	8/12/2015	186,938.75	352.00
	7/24/2015 - 8/10/2015	22,808.85	Allied Nevada	52318	8/31/2015	17,086.25	5,722.60
								674,515.00	23,948.29
Prime Clerk	5/01/2015 - 6/30/2015	1,698.84	Allied Nevada	Wire	8/14/2015	1,698.84	0.00
	3/10/2015 - 4/30/2015	5,495.85	Allied Nevada	Wire	8/24/2015	5,495.85	0.00
	7/01/2015 - 7/31/2015	77,213.51	Allied Nevada	52293	8/25/2015	28,425.75	48,787.76
								539,237.31	139,002.52
Fennemore Craig	2/19/2015 - 3/05/2015	315.12	Allied Nevada	52280	8/25/2015	251.50	63.62
								27,718.60	63.62
Wilmington Savings Fund								800.00	0.00
Morris, Nichols, Arsht & Tunnell	7/08/2015 - 7/21/2015	905.30	Allied Nevada	52295	8/25/2015	833.00	72.30
								16,886.29	680.50
Akin Gump Strauss	3/10/2015 - 5/31/2015	579,803.22	Allied Nevada	Wire	8/24/2015	579,803.22	0.00
	6/01/2015 - 6/30/2015	661,406.19	Allied Nevada	Wire	8/25/2015	654,588.20	6,817.99
								3,605,842.42	26,506.01
Blank Rome, LLP	6/01/2015 - 6/30/2015	50,336.83	Allied Nevada	Wire	8/14/2015	48,742.80	1,594.03
	3/10/2015 - 5/31/2015	58,891.30	Allied Nevada	Wire	8/24/2015	58,891.30	0.00
								343,199.30	29,888.78
Young Conaway Stargatt & Taylor								129,223.50	2,651.57
Fasken Martineau								25,459.60	0.00
IronPlanet								10,000.00	0.00
Polsinelli PC	6/01/2015 - 6/30/2015	14,650.39	Allied Nevada	Wire	8/18/2015	12,627.72	2,022.67
	3/19/2015 - 5/31/2015	14,582.16	Allied Nevada	Wire	8/24/2015	14,582.16	0.00
								85,538.52	2,516.67
Zolfo Cooper, LLC	6/1/2015 - 6/30/2015	70,351.57	Allied Nevada	Wire	8/19/2015	69,974.00	377.57
	3/23/2015 - 5/31/2015	46,222.30	Allied Nevada	Wire	8/24/2015	46,222.30	0.00
								301,085.50	928.52
FTI Consulting, Inc.	3/10/2015 - 5/31/2015	54,265.10	Allied Nevada	Wire	8/24/2015	54,265.10	0.00
								338,665.50	17,042.63
Arent Fox, LLP	6/01/2015 - 6/30/2015	154,064.05	Allied Nevada	Wire	8/14/2015	153,466.00	598.05
	3/19/2015 - 5/31/2015	114,784.70	Allied Nevada	Wire	8/24/2015	114,784.70	0.00
								727,389.50	2,141.35
JDS Energy & Mining								5,131.08	230.83
Broadridge								26,539.94	0.00
Upshot Services, LLC								4,646.91	0.00
Erwin & Thompson, LLP	6/01/2015 - 6/30/2015	3,295.22	Allied Nevada	52239	8/12/2015	3,240.00	55.22
								22,840.00	55.22
Moelis & Company	6/01/2015 - 6/30/2015	297,515.99	Allied Nevada	Wire	8/14/2015	280,000.00	17,515.99
	3/10/2015 - 5/31/2015	966,428.85	Allied Nevada	Wire	8/24/2015	960,000.00	6,428.85
								1,360,000.00	37,576.74
Cole Schotz P.C.	5/27/2015 - 6/30/2015	31,442.99	Allied Nevada	Wire	8/26/2015	29,406.00	2,036.99
								29,406.00	2,036.99
LeClairRyan	5/25/2015 - 6/30/2015	220,231.23	Allied Nevada	Wire	8/31/2015	217,220.40	3,010.83
								217,220.40	3,010.83
James Anderson	4/14/2015 - 6/02/2015	3,630.22	Allied Nevada	52297	8/25/2015	0.00	3,630.22
								0.00	3,630.22

						4,701,996.11	105,785.34	13,466,492.13	341,357.20

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-2

STATEMENTS OF OPERATIONS1

For the Period August 1, 2015 through August 31, 2015

(Unaudited)

	Allied Nevada Gold Holdings LLC	Allied Nevada Gold Corp.	Hycroft Resources & Development, Inc.	Allied VNC, Inc.	Victory Gold, Inc.	Elimination	Debtors Consolidated
Revenue	$—	$—	$12,363,181	$—	$—	$—	$12,363,181

Operating expenses:
Production costs	—	—	8,898,259	—	—	—	8,898,259
Depreciation and amortization	—	21,248	2,595,657	—	—	—	2,616,905
Write-down of production inventories	—	—	—	—	—	—	—

Total cost of sales	—	21,248	11,493,916	—	—	—	11,515,164

Exploration, development, and land holding	—	32,449	149,819	—	—	—	182,267
Accretion	—	—	84,527	—	—	—	84,527
General and administrative	—	1,030,607	—	—	—	—	1,030,607
Separation and severance costs	—	—	1,775,988	—	—	—	1,775,988
Asset impairments, dispositions, and loss on assets classified as held for sale, net	—	—	—	—	—	—	—

Reorganization items, net:
Currency swap valuation adjustment	—	—	—	—	—	—	—
Term loan obligation and notes carrying value adjustment	—	—	—	—	—	—	—
Legal and professional fees	—	3,015,276	—	—	—	—	3,015,276
Diesel swaps valuation adjustment	—	—	—	—	—	—	—
Warrant liability adjustment	—	—	—	—	—	—	—

Loss from operations	—	(4,099,579)	(1,141,068)	—	—	—	(5,240,647)

Other income (expense):
Interest income	—	—	—	—	—	—	—
Interest expense	—	(970,019)	(119,843)	—	—	—	(1,089,862)
Other, net	—	(90,364)	89,445	—	—	—	(919)

Loss before income taxes	—	(5,159,962)	(1,171,466)	—	—	—	(6,331,428)
Income taxes	—	—	—	—	—	—	—

Net loss	$—	$(5,159,962)	$(1,171,466)	$—	$—	$—	$(6,331,428)

[1]	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Allied VGH Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortez LLC, and ANG Central LLC.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-3

BALANCE SHEETS1

As of August 31, 2015

(Unaudited)

	Allied Nevada Gold Holdings LLC	Allied Nevada Gold Corp.	Hycroft Resources & Development, Inc.	Allied VNC, Inc.	Victory Gold, Inc.	Elimination	Debtors Consolidated
Assets:
Cash and cash equivalents	$—	$1,900,638	$3,849,664	$—	$—	$—	$5,750,302
Accounts receivable	—	—	2,810,322	—	—	—	2,810,322
Inventories	—	—	16,155,959	—	—	—	16,155,959
Ore on leachpads, current	—	—	193,816,000	—	—	—	193,816,000
Prepaids and other	—	1,067,271	2,735,692	—	—	—	3,802,963
Assets held for sale	—	—	1,570,200	—	—	—	1,570,200
Deferred tax assets, current	—	—	—	—	—	—	—

Current assets	—	2,967,909	220,937,837	—	—	—	223,905,746

Restricted cash	—	—	38,147,218	—	—	—	38,147,218
Ore on leachpads, non-current	—	—	83,064,000	—	—	—	83,064,000
Other assets, non-current	—	515,418	276,465	—	—	—	791,883
Plant, equipment, and mine development, net	—	154,807	263,707,099	—	—	—	263,861,906
Mineral properties, net	—	—	13,731,196	—	—	—	13,731,196
Investment in subsidiary	66,549,819	25,000	(9,071,738)	(3,807,909)	(2,860,022)	(50,835,150)	—
Deferred tax assets, non-current	—	—	—	—	—	—	—
Intercompany receivable	—	1,011,247,322	—	2,003,610	3,501,338	(1,016,752,270)	—

Total assets	66,549,819	1,014,910,456	610,792,077	(1,804,299)	641,316	(1,067,587,420)	623,501,949

Liabilities not subject to compromise:
Accounts payable	—	7,509,407	13,499,416	—	—	—	21,008,823
Interest payable	—	446,472	—	—	—	—	446,472
Other liabilities, current	—	76,639,757	1,868,333	—	—	—	78,508,090
Debt, current	—	118,337,379	3,683,783	—	—	—	122,021,162
Deferred tax liabilities, current	—	—	—	—	—	—	—
Asset retirement obligation, current	—	—	—	—	—	—	—

Current liabilities not subject to compromise	—	202,933,014	19,051,533	—	—	—	221,984,547

Other liabilities, non-current	—	54,181	1,188,329	—	—	—	1,242,510
Debt, non-current	—	—	—	—	—	—	—
Asset retirement obligation, non-current	—	—	20,609,457	—	—	—	20,609,457
Deferred tax liabilities, non-current	—	—	—	—	—	—	—
Intercompany payable	68,318,961	—	948,433,309	—	—	(1,016,752,270)	—

Total liabilities not subject to compromise	68,318,961	202,987,195	989,282,628	—	—	(1,016,752,270)	243,836,514

Liabilities subject to compromise:
Senior notes	—	316,640,001	—	—	—	—	316,640,001
Accounts payable	—	693,684	15,529,255	—	—	—	16,222,939
Term and security deposit loan	—	—	17,974,000	—	—	—	17,974,000
Interest payable	—	7,515,000	1,621,000	—	—	—	9,136,000
Accrued compensation and benefits	—	26,000	156,000	—	—	—	182,000
Currency swap derivative instrument	—	891,000	—	—	—	—	891,000
Capital leases	—	—	118,984,244	—	—	—	118,984,244

Total liabilities subject to compromise	—	325,765,685	154,264,499	—	—	—	480,030,184

Total Liabilities	68,318,961	528,752,880	1,143,547,127	—	—	(1,016,752,270)	723,866,697

Stockholders’ Equity:
Common stock	—	125,990	—	—	—	—	125,990
Additional paid-in capital	77,328,475	749,643,150	62,037,260	—	309,583	(116,008,140)	773,310,328
Accumulated other comprehensive income	—	—	—	—	—	—	—
(Accumulated deficit) retained earnings	(79,097,617)	(263,611,565)	(594,792,310)	(1,804,299)	331,733	65,172,990	(873,801,067)

Total stockholders’ equity	(1,769,142)	486,157,576	(532,755,049)	(1,804,299)	641,316	(50,835,150)	(100,364,748)

Total liabilities and stockholders’ equity	$66,549,819	$1,014,910,456	$610,792,077	$(1,804,299)	$641,316	$(1,067,587,420)	$623,501,949

[1]	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Allied VGH Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortez LLC, and ANG Central LLC.

September 29, 2015

Office of the United States Trustee

Subject: Attestation Regarding Postpetition Taxes

The Debtors hereby submit this attestation regarding postpetition taxes.

The Debtors are current on all of their postpetition tax obligations to the extent that the taxes are not in dispute or subject to reconciliation. To the best of my knowledge, there are no material tax disputes or reconciliations.

/s/ Stephen M. Jones
Name:	Stephen M. Jones
Position:	Executive Vice President, Chief Financial Officer and Secretary

Sworn to and Subscribed Before me on this 29th Day of September, 2015

/s/ Jacqueline Martinez
Notary Public

My Commission Expires: 2-2-2019

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-4

UNPAID POSTPETITION PAYABLES1

As of August 31, 2015

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Allied Nevada Gold Corp. Accounts Payable	$7,509,407	0	0	0	0	$7,509,407
Hycroft Resources & Development, Inc. Accounts Payable[2]	$13,499,416	0	0	0	0	$13,499,416
Total Postpetition Debts	$21,008,823	0	0	0	0	$21,008,823

[1]	Other than the Debtors referenced above, no other Debtors had unpaid postpetition accounts payable balances as of August 31, 2015.
[2]	Amount includes $4 million due to Jacobs in April 2016 that has been reclassified from noncurrent accounts payable.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-5

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING1

For the Period August 1, 2015 through August 31, 2015

Hycroft Resources & Development, Inc. Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	2,446,051
+ Amounts billed during the period	12,978,155
- Amounts collected during the period	-12,613,884

Total Accounts Receivable at the end of the reporting period	2,810,322

Hycroft Resources & Development, Inc. Accounts Receivable Aging	Amount
0 - 30 days old	879,816
31 - 60 days old	1,487,833
61 - 90 days old	218,822
91+ days old	223,851
Total Accounts Receivable	2,810,322
Amount considered uncollectible (Bad Debt)	0

Accounts Receivable (Net)	2,810,322

Accounts Receivable are routinely collected from 60 to 180 days after sales due to significant time to agree on the final assays.

[1]	Hycroft Resources & Development, Inc. is the only Debtor with revenues and related accounts receivable.

Debtor Questionnaire

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X		[2]

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

[2]	During the month of August, proceeds from the sale of assets included $3.1 million for two Caterpillar 795 haul trucks and $139,650 for two Atlas blast hole drills. In addition, an agreement was reached to sell a mobile crushing system for $735,845 but the proceeds were not received until September. Also during August, disbursements totaling $2.5 million were made to Caterpillar Financial Services to pay off the leases on the two sold haul trucks.